Exhibit 99.1

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION TECHNOLOGY CONSULTANCY CO. LTD. GROUP

Combined Financial Statements with Report of Independent Accountants for the years ended December 31, 2009 and 2008

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
INDEX TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Management of
The Jiangmen Huiyuan Environmental Protection Technology Consultancy Co. Ltd. Group

We have audited the accompanying combined balance sheets of The Jiangmen Huiyuan Environmental Protection Technology Consultancy Co. Ltd. Group (the “Company”), as of December 31, 2009 and 2008, and the combined statements of income and comprehensive income, shareholders’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such combined financial statements present fairly, in all material respects, the combined financial position of the Company as of December 31, 2009 and 2008, and the combined results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Ham, Langston & Brezina, L.L.P.
October 28, 2010

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
COMBINED BALANCE SHEETS

	As of December 31,
	2009	2008
ASSETS

Current assets:
Cash and cash equivalents	$12,722,568	$7,755,423
Accounts receivable	888,190	1,650,467
Inventories	595,543	632,982
Due from an affiliated company	1,249,774	1,249,754
Other	1,467	1,467

Total current assets	15,457,542	11,290,093

Property, equipment and improvement, net	6,554,959	7,238,825
Land use rights, net	1,884,755	1,931,494
Mining rights, net	7,382,201	7,727,170
Patents, net	-	38,498
Other assets	-	5,858

Total assets	$31,279,457	$28,231,938

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$264,658	$541,263
Accrued expenses	167,388	84,046
Value added taxes payable	335,787	303,914
Other taxes payable	66,272	54,544
Income tax payable	1,043,662	743,050

Total current liabilities	1,877,767	1,726,817

Commitments and contingencies

Shareholders' equity:
Contributed capital	15,068,970	15,068,970
Accumulated other comprehensive income	3,291,703	3,287,660
Due from shareholders	-	(8,045,041)
Retained earnings	11,041,017	16,193,532

Total shareholders' equity	29,401,690	26,505,121

Total liabilities and shareholders’ equity	$31,279,457	$28,231,938

The accompanying notes form an integral part of these combined financial statements

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
COMBINED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	Year Ended December 31,
	2009	2008

Revenue, net of sales discount	$38,975,961	$31,185,389
Cost of goods sold	20,703,600	16,250,776

Gross profit	18,272,361	14,934,613

Operating expenses:
Selling and marketing	1,454,054	1,151,675
General and administrative	2,251,883	2,071,105

Total operating expenses	3,705,937	3,222,780

Income from operations	14,566,424	11,711,833

Interest income	43,649	69,975

Income before provision for income taxes	14,610,073	11,781,808

Provision for Income taxes	3,652,518	2,945,452

Net income	10,957,555	8,836,356

Other comprehensive income - foreign currency translation adjustments
	4,043	1,808,700

Comprehensive income	$10,961,598	$10,645,056

The accompanying notes form an integral part of these combined financial statements

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY

		Accumulated
		Other			Total
	Contributed	Comprehensive	Due from	Retained	Shareholders'
	Capital	Income	Shareholders	Earnings	Equity

Balance as of
January 1, 2008	$15,068,970	$1,478,960	$-	$7,357,176	$23,905,106

Net income	-	-	-	8,836,356	8,836,356

Loans to
shareholders	-	-	(8,045,041)	-	(8,045,041)

Other comprehensive
income – foreign
currency translation
adjustments	-	1,808,700	-	-	1,808,700

Balance as of
December 31, 2008	15,068,970	3,287,660	(8,045,041)	16,193,532	26,505,121

Net income	-	-	-	10,957,555	10,957,555

Loans to
shareholders	-	-	(8,065,029)	-	(8,065,029)

Declaration and
payment of dividend	-	-	16,110,070	(16,110,070)	-

Other comprehensive
income – foreign
currency translation
adjustments	-	4,043	-	-	4,043

Balance as of
December 31, 2009	$15,068,970	$3,291,703	$-	$11,041,017	$29,401,690

The accompanying notes form an integral part of these combined financial statements

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
COMBINED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2009	2008

Cash flows provided by operating activities:
Net income	$10,957,555	$8,836,356
Adjustments to reconcile net income to net cash
provided by operating activities
Depreciation and amortization	1,120,951	1,043,313
Loss on disposal of patents	33,380	-
Changes in operating assets and liabilities:
Accounts receivable	761,858	(75,492)
Inventories	37,428	67,253
Other assets	5,855	(5,755)
Accounts payable	(276,452)	10,325
Accrued expenses	83,292	56,620
Value added taxes payable	31,849	91,088
Other taxes payable	11,720	12,755
Income tax payable	300,425	36,370

Net cash provided by operating activities	13,067,861	10,072,833

Cash flows used for investing activities:
Purchase of property, equipment and improvement	(40,637)	(92,496)
Purchase of patents	-	(25,215)
Loan to affiliated company	-	(1,227,598)
Loan to shareholders	(8,065,029)	(8,045,041)

Net cash used for investing activities	(8,105,666)	(9,390,350)

Effect of exchange rate change on cash	4,950	588,377

Net increase in cash and cash equivalents	4,967,145	1,270,860

Cash and cash equivalents at the beginning of year	7,755,423	6,484,563

Cash and cash equivalents at the end of year	$12,722,568	$7,755,423

Supplemental disclosure of cash flow information:
Income taxes paid	$3,352,094	$2,909,082

Non-cash investing and financing activities:
Decrease in balance of due from shareholders through declaration and payment of dividend	$16,110,077	$-

The accompanying notes form an integral part of these combined financial statements

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(1)	Organization, Nature of Business and Basis of Presentation

Jiangmen Huiyuan Environmental Protection Technology Consultancy Co. Ltd., (“Jiangmen Huiyuan” or the “Company”), a wholly foreign owned entity (“WFOE”), was incorporated under the laws the People’s Republic of China (“PRC”) on July 22, 2010.  Jiangmen Huiyuan executed a series of exclusive contractual agreements (see Note 9 for details) with Jiangmen Wealth Water Purifying Agent Company, Ltd. (“Jiangmen Wealth”), which was incorporated under the laws of the People’s Republic of China (“PRC”) on April 28, 2003. These contractual agreements allow Jiangmen Huiyuan to, among other things, exercise significant rights to influence Jiangmen Wealth’s business operations, policies and management, approve all matters requiring shareholder approval, and the rights to include 100% of the net income earned by Jiangmen Wealth as part of the Company’s combined financial statements.  In addition, to ensure that Jiangmen Wealth and its shareholders perform their obligations under these contractual arrangements, Jiangmen Wealth’s shareholders have pledged to Jiangmen Huiyuan all of their equity interests in Jiangmen Wealth.  Jiangmen Huiyuan can also exercise its option to purchase the equity interests in Jiangmen Wealth directly.  Pursuant to the terms of the Exclusive Business Cooperation Agreement entered into between Jiangmen Huiyuan and Jiangmen Wealth, Jiangmen Wealth granted Jiangmen Huiyuan the rights to claim 100% of the net income, or loss, of Jiangmen Wealth in consideration for the services provided by Jiangmen Huiyuan. In addition, Jiangmen Wealth granted to Jiangmen Huiyuan the rights to any residual returns and dividends from Jiangmen Wealth.

Based on Jiangmen Huiyuan’s contractual relationship with Jiangmen Wealth, the Company has determined that a variable interest entity has been created and therefore Jiangmen Wealth is considered a consolidated subsidiary of the Company.

Jiangmen Wealth’s principal business is the manufacture and sale of water purification agents both directly and through its wholly-owned subsidiaries, Guizhou Yufeng Melting Materials Co., Ltd. (“Guizhou Yufeng”) and Shainxi Wealth Aluminates Materials Co., Ltd. (“Shainxi Wealth”). Jiangmen Wealth's water purification agents are based on calcium aluminates powder that is produced at two manufacturing facilities. Raw materials for the production of calcium aluminates powder come from two calcium carbonate and two bauxite mines that the Company owns under mining right and land use right agreements.

During the years ended December 31, 2009 and 2008, Mr. Ming Zhou Tan (“Mr. Tan”) and his spouse, Ms. Hong Yu Du (“Ms. Du”) directly or through its affiliated company, had controlling equity interests in Jiangmen Wealth, Guizhou Yufeng and Shanixi Wealth.   In August and September 2010, through a restructuring process, Jiangmen Wealth paid $74,705 and $463,160 to acquire 100% equity interest of Guizhou Yufeng and 62% equity interest of Shainxi Wealth, respectively. Upon completion of this restructuring, the remaining 38% of Shainxi Wealth was owned by Mr. Tan who assigned all the ownership rights including voting rights to Jiangmen Wealth.  Mr. Tan and Ms. Du collectively owned 100% of Jiangmen Wealth and its subsidiaries after this restructuring.

Jiangmen Wealth, Guizhou Yufeng and Shanixi Wealth have been operating under common management including Mr. Tan being the chief executive officer since the inception of their operations.

Since Jiangmen Huiyuan has no assets or operations but provides services to Jiangmen Wealth after the execution of the contractual agreements with Jiangmen Wealth, for reporting purposes, the financial statements of Jiangmen Wealth, Guizhou Yufeng, and Shanixi Wealth were combined and reported as The Jiangmen Huiyuan Environmental Protection Technology Consultancy Co. Ltd. Group  for all the reporting periods.

Continued

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(2)	Summary of Significant Accounting Policies

The combined financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

Combined Financial Statements

The combined financial statements include the accounts of Jiangmen Wealth Water Purifying Agent Company, Ltd., Guizhou Yufeng Melting Materials Co., Ltd. and Shainxi Wealth Aluminates Materials Co., Ltd.  These entities have been presented on a combined basis due to the following:

•	The Companies have certain common owners and management that control the activities of the companies

•	The Companies are dependent on technology owned by Jiangmen Wealth Water Purifying Agent Company, Ltd.

•	The companies were all acquired by Jiangmen Huiyuan Environmental Protection Technology Consultancy Co. Ltd. in 2010

 All inter-company transactions and balances have been eliminated in preparation of the combined financial statements.

Use of Estimates

The preparation of combined financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenue and expenses in the combined financial statements and accompanying notes. Significant accounting estimates reflected in the Company's combined financial statements include collectibility of accounts receivable, useful lives and impairment of property and equipment, mineral reserves available for mining production, total expected use of mineral reserves and value and realizability of intangible assets.  Actual results could differ from those estimates.

Financial Accounting Standards Board ("FASB") Codification

In June 2009, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 168, "The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162" ("SFAS No. 168").  The FASB Accounting Standards Codification TM, ("Codification" or "ASC") became the source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities.  On the effective date of SFAS No. 168, the Codification superseded all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification became non-authoritative.

Following SFAS No. 168, the FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, FASB Interpretations, or Emerging Issues Task Force Abstracts; instead, it will issue Accounting Standards Updates ("ASUs").  The FASB will not consider ASUs as authoritative in their own right; rather, these updates will serve only to update the Codification, provide background information about the guidance, and provide the bases for conclusions on the change(s) in the Codification.  SFAS No. 168 is incorporated in ASC Topic 105, Generally Accepted Accounting Principles.  The Company adopted SFAS No. 168 for the year ended December 31, 2009, and the Company will provide reference in its financial statements to both the Codification topic reference and the previously authoritative references related to Codification topics and subtopics, as appropriate.

Continued

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(2)	Summary of Significant Accounting Policies, continued

Segments

For the years ended December 31, 2009 and 2008, the operations of the Company's operations have been aggregated into a single reporting segment. All operations revolve around the production of water purification agents made to similar specifications. Additionally, the segments have similar assets, customers and distribution methods, and their economic characteristics are similar with regard to their gross margin percentages.

Currency Reporting

Amounts reported are stated in U.S. Dollars, unless stated otherwise. The Company's functional currency is Renminibi (“RMB”). Foreign currency transactions (outside the PRC) are translated into RMB according to the prevailing exchange rate at the transaction dates. Assets and liabilities denominated in foreign currencies at the balance sheet dates are translated into RMB at period-end exchange rates. For the purpose of preparing the combined financial statements, the combined balance sheets of the Company have been translated into U.S. dollars at the current rates as of the end of the respective periods and the combined statements of income have been translated into U.S. dollars at the weighted average rates during the periods the transactions were recognized. The resulting translation adjustments are recorded as other comprehensive income in the combined statements of income and comprehensive income and as a separate component of the combined statements of shareholders’ equity.

Following is analysis of exchange rates used in translating the Company's financial statements from the RMB to the US Dollar as of and for the years ended December 31, 2009 and 2008 (Amounts represent the number of RMB necessary to equal one US Dollar):

	2009	2008

Year-end exchange rate	6.81720	6.81731
Average exchange rate for the year	6.82119	6.94035

Cash and Cash Equivalents

Cash and cash equivalents consist of cash at bank and on hand and highly liquid investments which are unrestricted as to withdrawal or use, and which have remaining maturities of three months or less when purchased.

Fair Value Disclosures of Financial Instruments

The Company has estimated the fair value amounts of its financial instruments using the available market information and valuation methodologies considered to be appropriate and has determined that the book value of the Company’s accounts receivable, inventories, loan from shareholders, accounts payable, value added taxes payable, other accrued liabilities, other taxes payable, and income tax payable as of December 31, 2009 and 2008 approximate fair value.

Comprehensive Income

Comprehensive income consists of net income and other gains and losses affecting shareholders’ equity that, under US GAAP, are excluded from net income. The changes in other comprehensive income of $4,043 and $1,808,700 for the years ended December 31, 2009 and 2008, respectively, are foreign currency translation adjustments.

Continued

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(2)	Summary of Significant Accounting Policies, continued

Concentrations of Credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.  The Company places its cash and cash equivalents with reputable financial institutions with high credit ratings.

The Company conducts credit evaluations of customers and generally does not require collateral or other security from customers. The Company establishes an allowance for doubtful accounts primarily based upon the age of the receivables and factors relevant to determining the credit risk of specific customers. The amount of receivables ultimately not collected by the Company has generally been consistent with management's expectations and the allowance established for doubtful accounts.

Major Customers

During the years ended December 31, 2009 and 2008, there was no customer that accounted for 10% or more of the Company's net revenue.

Major Suppliers

During the years ended December 31, 2009 and 2008, certain suppliers accounted for more than 10% of the Company's total net purchases as follows:

	Percentage of Total Purchases
	2009	2008

Supplier A	16.60%	16.00%
Supplier B	11.70%	12.10%

Revenue Recognition

The Company’s main source of revenue is generated from sales of water purifying agents and high-performance calcium aluminates powder. The Company recognizes revenue when there is persuasive evidence of a sales arrangement, delivery and acceptance by the customer has occurred, the sales price is fixed or determinable, and collection is probable.

Value added taxes represent amounts collected on behalf of specific government agencies that require remittance of tax by specified dates. Value added taxes are collected at the time of sales and are detailed on invoices provided to customers. The Company accounts for value added taxes on a net basis. The Company recorded and paid sales related taxes based on a percentage of the value added taxes and reported the revenue net of the sales related taxes.

Accounts Receivable

The Company evaluates the collection status of outstanding receivables at the end of each  reporting period and makes estimates for potential credit losses. The Company has not experienced any losses on its accounts receivable historically and accordingly did not record any allowance for doubtful accounts as of December 31, 2009 or 2008.

Inventories

Finished goods and work-in-process inventories include the cost of raw materials, direct labor and manufacturing overhead. Raw materials inventory consists primarily of chemicals and coal for manufacturing. Inventories are stated at the lower of cost (weighted average cost) or market.

Continued

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(2)	Summary of Significant Accounting Policies, continued

Cost of Goods Sold

Cost of goods sold includes raw material, direct labor and overhead costs. Overhead costs consist of depreciation of production equipments and leasehold improvements, amortization of patent costs, amortization of mining and land use rights, indirect labor, utilities, repairs and maintenance costs related to the Company’s production equipment and costs related to the Company’s distribution network.

Operating Expenses

Selling and marketing expenses include salaries and employee benefits, commission, sales rebates, travel and entertainment, regional office expenses and other selling expenses.

General and administrative expenses include management and office salaries and employee benefits, deprecation of office facilities, leasehold improvements, office equipment and automobiles, travel and entertainment, legal and accounting expenses, consulting fees, and other office expenses.

Property, equipment and improvement, net

Property, equipment and improvement, net are carried at cost less accumulated depreciation and amortization. Depreciation and amortization is calculated using the straight-line basis method over the following estimated useful lives:

Estimated
Category	Useful Life

Leasehold improvement	20 to 34 years
Production equipment	5 to 30 years
Furniture and fixtures	5 years
Automobiles	5 years

Intangible Assets

Acquired intangible assets with definite lives are amortized on a straight-line basis over their expected economic useful lives. Acquired intangible assets with definite lives include patents and land use rights. Mining rights are amortized using the units of production method. In applying this method, the numerator is current year production and the denominator is expected production from mines over the life of the individual mining rights, with consideration of production limitations imposed by the mining rights agreements. For intangible assets with definite lives, the Company periodically estimates future undiscounted cash flows to be derived from an intangible asset with definite life to determine whether a potential impairment exists when events or circumstances indicate the carrying value of an intangible asset with definite life may be impaired. If the carrying value exceeds the Company’s estimate of future undiscounted cash flows, the Company then calculates the impairment loss as the excess of the carrying value of the asset over the Company’s estimate of its fair market value. The Company recognized no impairment loss on intangible assets in years 2009 and 2008.

The estimated economic useful lives of acquired intangible assets are as follows:

Estimated
Category	Useful Life

Land use rights	43 to 48 years
Mining rights	14 to 19 years
Patents	4 to 10 years

Continued

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(2)	Summary of Significant Accounting Policies, continued

Long-Lived Assets

Long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable or that the useful lives of those assets are no longer appropriate. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related assets or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of the carrying amount or fair value of asset less disposal costs. The Company determined that there was no impairment of long-lived assets as of December 31, 2009 and 2008.

Income taxes

Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

The FASB prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company recognizes a tax benefit associated with an uncertain tax position when, in the judgment of management, it is more likely than not that the position will be sustained upon examination by a taxing authority. For a tax position that meets the more-likely-than-not recognition threshold, the Company initially and subsequently measures the tax benefit as the largest amount that the Company judges to have a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority. The liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances, such as the progress of tax audits, case law developments and new or emerging legislation. Such adjustments are recognized entirely in the period in which they are identified. The Company's effective tax rate includes the net impact of changes in the liability for unrecognized tax benefits and subsequent adjustments as considered appropriate by management. The Company has not incurred any interest or penalties related to potential underpaid income tax expenses and has recognized no assets or liabilities associated with uncertain tax positions at December 31, 2009 or 2008.

U.S. income taxes are not provided on foreign earnings when such earnings are indefinitely reinvested offshore. The Company periodically evaluates its investment strategies for each foreign tax jurisdiction in which it operates to determine whether foreign earnings will be indefinitely reinvested offshore and, accordingly, whether U.S. income taxes should be provided when such earnings are recorded. At December 31, 2009 and 2008, all operations are in the PRC and management believes that all earnings will be indefinitely reinvested in the PRC.

New Accounting Pronouncements

Effective April 1, 2009, the Company adopted authoritative guidance issued by the FASB, which is now codified in ASC 815 “Derivatives and Hedging” regarding the disclosures for derivative and hedging activities. The adoption of this guidance did not have a material impact on its combined financial statements.

Continued

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(2)	Summary of Significant Accounting Policies, continued

New Accounting Pronouncements, continued

Effective April 1, 2009, the Company adopted authoritative guidance codified as ASC 855 “Subsequent Events”, which establishes general standards for the accounting and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, ASC 855 sets forth the period after  the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. The adoption of this guidance did not have any significant impact on its financial condition or results of operations.

Effective July 1, 2009, the Company adopted the new guidance as issued by the FASB, which is now part of ASC 105 “Generally Accepted Accounting Principles”. ASC 105 has become the source of authoritative US GAAP recognized by the FASB to be applied by nongovernmental entities and provides that all such guidance carries an equal level of authority. The ASC is not intended to change or alter existing GAAP. ASC 105 is effective for interim and annual periods ending after September 15, 2009. The adoption of ASC 105 did not have any significant impact on its financial condition or results of operations.

Effective July 1, 2009, the Company adopted the amended authoritative guidance issued by the FASB regarding interim disclosures about fair value of financial instruments, which is now codified in ASC 805. The guidance requires disclosures about fair value of financial instruments for interim reporting periods as well as in annual financial statements of publicly traded companies. The guidance also requires those disclosures in summarized financial information at interim reporting periods. The adoption of this guidance did not have any significant impact on its financial condition or results of operations.

In September 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-13 “Revenue Recognition (Topic 605): Multiple Deliverable Revenue Element Arrangements – a consensus of the FASB Emerging Issues Task Force” (“ASU 2009-13”). The new guidance states that if vendor specific objective evidence or third party evidence for deliverables in an arrangement cannot be determined, companies will be required to develop a best estimate of the selling price to separate deliverables and allocate arrangement consideration using the relative selling price method. ASU 2009-13 will be applied prospectively and will become effective during the first quarter of 2011. Early adoption is allowed. The Company does not expect the adoption of this guidance to have a significant effect on its combined financial position or results of operations.

Reclassifications

Certain prior year amounts have been reclassified to conform with the presentation for the current year.  Such reclassifications have no impact on net income or shareholders’ equity as previously reported.

(3)	Inventories

A summary of inventories is as follows:

	2009	2008

Raw Materials	$376,168	$376,033
Work in progress	180,920	216,293
Finished goods	38,455	40,656

	$595,543	$632,982

Inventories are stated at the lower of cost or market. The weighted average cost method is used to account for the Company inventories.

Continued

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(4)	Property, Equipment and Improvement

A summary of property, equipment and improvement is as follows:

	2009	2008

Leasehold improvement	$3,094,565	$3,094,515
Production equipment	6,213,771	6,195,896
Furniture and fixtures	308,689	304,621
Automobiles	224,128	205,302

	9,841,153	9,800,334
Less: Accumulated depreciation	3,286,194	2,561,509

	$6,554,959	$7,238,825

Depreciation and amortization expense was $724,219 and $720,059 for the years ended December 31, 2009 and 2008, respectively.

(5)	Intangible Assets

Intangible assets consist of land use rights, mining rights, and patents at December 31, 2009 and 2008. Following is an analysis of intangible assets:

Land Use Rights

	2009	2008

Land use rights	$2,121,112	$2,121,077
Less: Accumulated amortization	236,357	189,583

	$1,884,755	$1,931,494

Amortization of land use rights during the years ended December 31, 2009 and 2008 was $46,744 and $45,941, respectively.

Mining Rights

	2009	2008

Mining rights	$8,361,204	$8,361,069
Less: Accumulated amortization	979,003	633,899

	$7,382,201	$7,727,170

At December 31, 2009 and 2008, the Company holds mining rights to two limestone mines and two bauxite mines from which it is allowed to produce:

Continued

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(5)	Intangible Assets, continued

•	300,000 tons of limestone, from which the calcium needed for production of its products is derived
•	350,000 tons of bauxite, from which the aluminum for production of its products is derived.

During the years ended December 31, 2009 and 2008, the Company had production from its limestone and bauxite mines as follows (in tons):

	2009	2008

Limestone	67,094	54,098
Bauxite	161,750	130,422

Amortization of mining rights during the years ended December 31, 2009 and 2008 was $344,892 and $272,236, respectively.

Patents

	2009	2008

Patents	$-	$54,714
Less: Accumulated amortization	-	16,216

	$-	$38,498

During the year ended December 31, 2009, the Company had a loss on disposal of patents in the amount of $33,380. Amortization of patents during the years ended December 31, 2009 and 2008 was $5,096 and $5,077, respectively.

Total amortization of intangible assets during the years ended December 31, 2009 and 2008 was $396,732 and $323,254, respectively.

Amortization expense is estimated to be $497,654 in 2010, $655,463 in 2011, and $866,454 in 2012 and the weighted average amortization life is approximately 21.44 years.

(6)	Income Taxes

The Company and its subsidiaries conduct substantially all of their business in PRC and it is subject to PRC income taxes at a 25% standard tax rate in 2009 and 2008.

The Company’s income tax provision was $3,652,518 and $2,945,452, respectively, for the years ended December 31, 2009 and 2008. The Company’s tax provision equals the effective tax rate of 25% of pretax income for 2009 and 2008 and consists of current taxes.

At December 31, 2009 and 2008, there were no significant differences between the basis of assets and liabilities reported in the accompanying financial statements and those recognized for tax reporting purposes in the PRC. Accordingly, there are no related deferred tax assets or liabilities recognized in the financial statements.

Continued

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(7)	Related Party Balances and Transactions

For the years ended December 31, 2009 and 2008, the Company loaned a total amount of $0 and $1,227,598, on a non-interest bearing basis, to an affiliated company, which is owned by the Company’s shareholders, Mr. Ming Zhou Tan (“Mr. Tan”) and Ms. Hong Yu Du (“Ms Du”).  There was no repayment from the affiliated company during the years 2009 and 2008.  The balance due from the affiliated company as of December 31, 2009 and 2008 was $1,249,774 and 1,249,754, respectively.

For the year ended December 31, 2008, the Company made aggregate non-interest loans to Mr. Tan, the Chairman and shareholder, Mr. Du, the Chief Financial Officer and shareholder and Mr. Jiang Jun Pan (“Mr. Pan”), the director and shareholder a total amount of $8,045,041. There was no repayment from the related parties during the year of 2008. As of December 31, 2008, the total outstanding balance due from the related parties was $8,045,041.

During the year ended December 31, 2009, the Company made additional non-interest loans to Mr. Tan, Mr. Du and Mr. Pan a total amount of $8,065,029. On December 30, 2009, the Company declared and paid dividends to Mr. Tan, Ms. Du, and Mr. Pan in the amount of $16,110,070. The entire outstanding loans receivable from these shareholders was paid in full through this dividend and accordingly, the balance due from shareholders as of December 31, 2009 was $0.

(8)	Contingencies and Commitments

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the United States of America. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation.

The Company’s sales, purchases and expense transactions are denominated in RMB and all of the Company’s assets and liabilities are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the PRC current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

The Company leases certain office and marketing premises under non-cancelable leases. These office leases begin to expire in 2010. Rent expense under operating leases was $15,600 and $10,500 for 2009 and 2008, respectively.

Future minimum lease payments under non-cancelable operating leases were as follows:

Year ending	Future Minimum
December 31,	Lease Payments

2010	$12,002
2011	6,267
2012	3,917

$22,186

Continued

THE JIANGMEN HUIYUAN ENVIRONMENTAL PROTECTION
TECHNOLOGY CONSULTANCY CO. LTD. GROUP
NOTES TO COMBINED FINANCIAL STATEMENTS

(9)	Subsequent Events

The Company obtained two Senior Preferred Secured Notes for a total amount of $500,000 from a non-related company, China Growth Inc., on May 28, 2010 and September 3, 2010. The notes were initially borrowed by an affiliate.  After the restructuring of the Company’s VIE, Jiangmen Wealth, Guizhou Yufeng, and Shanixi Wealth in August and September 2010, the notes were assigned to Jiangmen Wealth on August 31, 2010.

On September 29, 2010, Jiangmen Huiyuan entered into agreements with Jiangmen Wealth and the shareholders of Jiangmen Wealth that are summarized as follows:

Exclusive Business Cooperation Agreement

Under the terms of the Exclusive Business Cooperation Agreement (“Cooperation Agreement”), Jiangmen Huiyuan has the exclusive rights to provide to Jiangmen Wealth complete technical support, technical and consulting services related to Jiangmen Wealth’s principal business.  Jiangmen Wealth cannot assign its rights under such agreement to another third party without Jiangmen Huiyuan’s consent. However Jiangmen Huiyuan must provide a written notification to Jiangmen Wealth of its intent to assign the agreement to a third party but does not need the consent of Jiangmen Wealth for such assignment.  Jiangmen Wealth agreed to pay an annual service fee to Jiangmen Huiyuan equal to 100% of the annual net income of Jiangmen Wealth.  This agreement has a ten-year term, subject to renewal or early termination at the option of Jiangmen Huiyuan.

Equity Pledge Agreements

Under the Equity Pledge Agreements entered into among Jiangmen Huiyuan, Jiangmen Wealth and the shareholders of Jiangmen Wealth, the two shareholders of Jiangmen Wealth pledged their equity interests in Jiangmen Wealth to guarantee Jiangmen Wealth’s performance of its obligations under the Exclusive Business Cooperation Agreement and pay the consulting and service fees when they become due.  If Jiangmen Wealth or any of its shareholders breaches his/her respective contractual obligations under the agreement, or upon the occurrence of an event of default, Jiangmen Huiyuan is entitled to certain rights, including the rights to dispose of the pledged equity interests.  In addition, the shareholders of Jiangmen Wealth agreed not to dispose of the pledged equity interests or take any actions that would prejudice Jiangmen Huiyuan’s interest. Each of the Equity Pledge Agreements is valid until all the service fee payments due under the Exclusive Business Cooperation Agreement have been fulfilled. Since the Exclusive Business Cooperation Agreement may be renewed at Jiangmen Huiyuan’s option, the equity pledge will remain in effect in the case when the Exclusive Business Cooperation Agreement is being renewed, and until all payments due under the Exclusive Business Cooperation are paid in full by Jiangmen Wealth.

Exclusive Option Agreements

Under the two Exclusive Option Agreements among Jiangmen Huiyuan, Jiangmen Wealth and the shareholders of Jiangmen Wealth, prior to any sale of equity interest of Jiangmen Wealth to Jiangmen Huiyuan, the shareholder of Jiangmen Wealth agreed to grant exclusive rights to Jiangmen Huiyuan to purchase the equity interests from the shareholders of Jiangmen Wealth at a price equal to the registered capital of the proportion of equity interest being purchased to the extent which is permitted by the relevant laws and regulations of the PRC.

Irrevocable Power of Attorney

Under the Irrevocable Power of Attorney, each of the shareholders of Jiangmen Wealth granted to Jiangmen Huiyuan the power to exercise all voting rights of such shareholdings in shareholders’ meetings, including, but not limited to, the power to determine the sale or transfer of all or part of such shareholder’s equity interest in, and appoint and elect the directors, the legal representative, chief executive officer and other senior management of Jiangmen Wealth. Upon the execution of this Power of Attorney, all the rights of shareholdings in Jiangmen Wealth have been assigned to Jiangmen Huiyuan.